                                                                  EXHIBIT 10.7.3


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                               SECOND ADDENDUM TO
                    JOINT DEVELOPMENT AND LICENSE AGREEMENT


THIS SECOND ADDENDUM TO JOINT DEVELOPMENT AND LICENSE AGREEMENT is made as of the _____ day of February, 1996 (the "Effective Date"), among Nintendo Co., Ltd. ("NCL"), Nintendo of America Inc. ("NOA") (NCL and NOA are referred to collectively as "Company"), Silicon Graphics, Inc., and MIPS Technologies, Inc. (collectively referred to as "SGI").

                                   BACKGROUND

Company and SGI are parties to a "Joint Development and License Agreement", dated August 20, 1993, as supplemented by the "First Addendum to Joint Development and License Agreement", dated February 5, 1994 (collectively, the "Agreement"). Company and SGI have agreed to enter into this Second Addendum as it relates to the XXXXXX of certain patents rights, as described herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.   Definitions.
     -----------

     (a) Unless otherwise defined in this Second Addendum, all capitalized words used in this Second Addendum shall have the meanings set forth in the Agreement.

     (b) Section 1.8. "COMPANY PRODUCTS" is hereby revised to add the phrase "and/or Foreground Technology" immediately after the term "Developed Technology."

     (c) Section 1.16, "FILING" is hereby revised to add the phrase "or Foreground Technology" immediately after the term "Developed Technology."

     (d) The last sentence of Section 1.23, "TECHNOLOGY", is hereby revised to read as follows:

          Technology is either Background Technology, Developed Technology or Foreground Technology.

     (e)  A new Section 1.26 is hereby added to the Agreement as follows:

          1.26  "FOREGROUND TECHNOLOGY" means XXXXXX

     (f)  A new Section 1.27 is hereby added to the Agreement as follows:

               1.27  "COPROCESSOR COMMAND SET" means XXXXXX

     (g)  A new Section 1.28 is hereby added to the Agreement as follows:

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               1.28  "MICROCODE/LIBRARIES" means XXXXXX

     (h)  A new Section 1.29 is hereby added to the Agreement as follows:

               1.29 "PATENT" means letters patent issued under laws of the United States, reissue patents, divisional patents, reexamination patents, continuations, continuations-in-part and the foreign counterparts of any of the foregoing.

     (i)  A new Section 1.30 is hereby added to the Agreement as follows:

               1.30 "CROSS LICENSE" means an agreement between either party to this Agreement and a third party, other than a Licensee, effective prior to the Effective Date of this Second Addendum. pursuant to which such party and the third party grant each other licenses to patents developed or acquired during the term of such agreement, which licenses are granted in settlement of infringement claims.

     (j)  A new Section 1.31 is hereby added to the Agreement as follows:

               1.31  "COPROCESSOR MICROINSTRUCTION SET" means XXXXXX

     (k)  A new Section 1.32 is hereby added to the Agreement as follows:

               1.32 "COPROCESSOR" means the Application Specific Integrated Circuit developed by SGI pursuant to Schedule A for incorporation in the Consumer Hardware.

     (I)  A new Section 1.33 is hereby added to the Agreement as follows:

               1.33 "DEVELOPER'S MANUAL" shall mean all versions of the Nintendo 64 Developer's Manual, covering the topics listed in Schedule D, developed and delivered by SGI to Company pursuant to this Agreement.

     (m)  A new Section 1.34 is hereby added to the Agreement as follows:

               1.34 "DEVELOPMENT ENVIRONMENT" shall mean all versions of the software listed in Schedule D, developed and delivered by SGI to Company pursuant to this Agreement for use by Packaged Software developers.

     (n)  A new Section 1.35 is hereby added to the Agreement as follows:

          1.35  "MASK WORK" means the layout of the Coprocessor.

2. A new Schedule C, as attached to this Second Addendum, is hereby added to the Agreement.

3. A new Schedule D, as attached to this Second Addendum, is hereby added to the Agreement.

4.   The following is hereby added to the end of Section 6.2 of the Agreement:

     SGI and Company shall use reasonable efforts to pursue and to prosecute Filings applicable to the invention identified as "Invention 2" in Schedule C, which the parties acknowledge is directed primarily to the protection of Developed Technology. As provided in this Section 6.2, Company shall have the administrative responsibility for such Filings.

5.   Confidentiality.  New Sections 8.9, 8.10 and 8.11, which the parties agree
     ---------------
shall be effective as of the effective date of the Agreement, are hereby added to the Agreement as follows:

               8.9 CONFIDENTIALITY OF COMPANY TECHNOLOGY. SGI acknowledges Company's representation that the Company Technology constitutes the valuable proprietary and confidential information of Company, and agrees to (i) retain in confidence the Company Technology, (ii) restrict the use of and access to the Company Technology to its employees to whom disclosure is necessary in connection with this Agreement, and to authorized subcontractors, (iii) appropriately bind each employee to whom any such disclosure is made to hold the Company Technology in confidence, and (iv) not to sell, lease, transfer or otherwise disclose the Company Technology to any third party except as permitted by this Agreement, provided, however, that SGI may disclose the Company Technology to its agents and consultants; if necessary or appropriate in furtherance of SGI's development work under this Agreement, under the terms and conditions of a signed, written confidential disclosure agreement with terms and conditions which prohibit disclosure to other parties, and which are otherwise at least as restrictive as the terms of subsections (i)-(iii) of this Section
          8.9. Without limiting the foregoing, SGI agrees that it will treat the Company Technology with at least the same degree of care as it would its own highly proprietary information.

               8.10 CONFIDENTIALITY OF FOREGROUND TECHNOLOGY. SGI and Company acknowledge that the Foreground Technology constitutes their valuable and proprietary information. Except to the extent that any Foreground Technology is described in any Patent, and except as otherwise agreed in writing by the parties, each of SGI and Company agrees to (i) retain in confidence the Foreground Technology, (ii) restrict the use of and access to the Foreground Technology to its employees to whom disclosure is necessary or permitted in connection with the exercise of their rights in the Foreground Technology as provided in this Agreement, and to authorized licensees and subcontractors, (iii) appropriately bind each employee to whom any such disclosure is made to hold the Foreground Technology in confidence, and (iv) not sell, lease, transfer or otherwise disclose the Foreground Technology to any third party except to licensees permitted by this Agreement and to its agents or consultants under the terms and conditions of a signed, written confidential disclosure agreement with terms and conditions which prohibit disclosure to other parties, and which are otherwise at least as restrictive as the terms of subsections (i)-(iii) of this
          Section 8.10. Without limiting the foregoing, SGI agrees that it will treat the Foreground Technology with at least the same degree of care as it would its own highly proprietary information.

               8.11 CONFIDENTIALITY OF DEVELOPED TECHNOLOGY. SGI and Company acknowledge that the Developed Technology constitutes their valuable and proprietary information. Except to the extent that any Developed Technology is described in any Patent, and except as otherwise agreed in writing by the parties, each of SGI and Company agrees to (i) retain in confidence the Developed Technology, (ii) restrict the use of and access to the Developed Technology to its employees to whom disclosure is necessary or permitted in connection with the exercise of their rights in the Developed Technology as provided in this Agreement, and to authorized licensees and subcontractors, (iii) appropriately bind each employee to whom any such disclosure is made to hold the Developed Technology in confidence, and (iv) not sell, lease, transfer or otherwise disclose the Developed Technology to any third party except to licensees permitted by this Agreement and to its agents or consultants under the terms and conditions of a signed, written confidential disclosure agreement with terms and conditions which prohibit disclosure to other parties, and which are otherwise at least as restrictive as the terms of subsections (i)-(iii) of this Section
          8.11. Without limiting the foregoing, SGI agrees that it will treat the Developed Technology with at least the same degree of care as it would its own highly proprietary information.

6.   The following is hereby added to the end of Section 9.3(b) of the
Agreement:

          As of the effective date of this Second Addendum, SGI represents and warrants to Company that, to the best of SGI's actual knowledge, SGI has provided Company with a copy of (i) all patent applications filed by SGI whose claims would be infringed by the unauthorized manufacture, use or sale of the Consumer Hardware and/or the Packaged Software incorporating those components of the Consumer Hardware and/or the Packaged Software developed by SGI pursuant to this Agreement; and (ii) all patent applications currently being prepared by SGI whose claims, as currently drafted, would be infringed by the unauthorized manufacture, use or sale of Consumer Hardware and/or the Packaged Software incorporating those components of the Consumer Hardware and/or the Packaged Software developed by SGI pursuant to this Agreement. If, subsequent to the effective date of this Second Addendum, SGI learns of any such patent application or if any such claim is added to any such application, SGI shall promptly notify Company.

7.   Intellectual Property Indemnity.  Sections 9.5 and 9.6 of the Agreement are
     -------------------------------
hereby deleted in their entirety and replaced with the following:

               9.5 SGI INTELLECTUAL PROPERTY INDEMNIFICATION. SGI will defend, indemnify, and hold harmless Company and its Affiliates, directors, officers, employees and agents against any claim, suit or proceeding alleging that the XXXXXX or use thereof infringes or misappropriates any U.S. XXXXXX copyright, mask work, trade secret, patent or other intellectual property, proprietary or contract rights of any third party and against any damages or liability resulting from such claim, suit or proceeding, including, without limitation, reasonable attorneys' fees and other costs and expenses, provided that (i) Company gives SGI notice of the claim, suit or proceeding promptly after commencement thereof (or, if later, promptly after Company learns that such claim, suit or proceeding relates to XXXXXX), (ii) SGI may not settle any claim, suit or proceeding without the prior, written consent of Company which consent shall not be unreasonably withheld, provided that if Company refuses to consent to settlement acceptable to the plaintiff(s) and proposed by SGI to Company, SGI's total liability under this Section 9.5 shall be limited to the amount of the proposed settlement and attorney's fees incurred as of the date of SGI's request for Company's consent, and (iii) Company provides SGI with all reasonable assistance requested by SGI in connection with the defense and/or resolution of any such claim, suit or proceeding, at SGI's expense. Notwithstanding the defense obligation of SGI under this Section 9.5, Company shall have the right, at its own expense, to appoint its own counsel to participate in any claim, suit or proceeding, and SGI shall cooperate with Company and such counsel. If there is a final determination of infringement or misappropriation, SGI shall, at its option, use reasonable efforts to, (i) replace or modify any component of XXXXXX with a functionally equivalent noninfringing component that conforms to the requirements of this Agreement, or (ii) obtain a license for Company to use XXXXXX Notwithstanding the foregoing, SGI shall have no liability for a claim, suit or proceeding to the extent based on
          (a) modification of XXXXXX

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                                    Page 4
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          by or for Company (other than by SGI), or (b) Company's use of the
          XXXXXX with Accessories not supplied by SGI, or (c) Company's use of a version of the XXXXXX that was not at the time of use the most recent version provided by SGI to Company. For purposes of this Section 9.5, XXXXXX SGI'S LIABILITY UNDER THIS SECTION 9.5 SHALL IN NO EVENT EXCEED XXXXXX

               9.6 COMPANY INTELLECTUAL PROPERTY INDEMNIFICATION. Company will defend, indemnify, and hold harmless SGI and its Affiliates, directors, officers, employees and agents against any claim, suit or proceeding alleging that the XXXXXX or use thereof infringes or misappropriates any U.S. XXXXXX copyright, mask work, trade secret, patent or other intellectual property, proprietary or contract rights of any third party and against any damages or liability resulting from such claim, suit or proceeding, including, without limitation, reasonable attorneys' fees and other costs and expenses, provided that
          (i) SGI gives Company notice of the claim, suit or proceeding promptly after commencement thereof (or, if later, promptly after SGI learns that such claim, suit or proceeding relates to XXXXXX), (ii) SGI gives Company sole authority to defend and/or resolve any such claim, suit or proceeding or the portion thereof relating to XXXXXX and (iii)
          SGI provides Company with all reasonable assistance requested by Company in connection with the defense and/or resolution of any such claim, suit or proceeding, at Company's expense. Notwithstanding the defense obligation of Company under this Section 9.6, SGI shall have the right, at its own expense, to appoint its own counsel to participate in any claim, suit or proceeding, and Company shall cooperate with SGI and such counsel. Notwithstanding the foregoing, Company shall have no liability for a claim, suit or proceeding to the extent based on (a) modification of the XXXXXX or (b) SGI's use of the XXXXXX with equipment or components not supplied by Company. For purposes of this Section 9.6, XXXXXX COMPANY'S LIABILITY UNDER THIS
          SECTION 9.6 SHALL IN NO EVENT EXCEED XXXXXX

8.   Rights in Foreground Technology. A new Article 14.0 is hereby added to the
     -------------------------------
Agreement as follows:

          14.0  RIGHTS IN FOREGROUND TECHNOLOGY.

               14.1  XXXXXX


          XXXXXX

               14.2  SGI RIGHTS IN FOREGROUND TECHNOLOGY. XXXXXX

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                                    Page 5

          XXXXXX SGI's rights in the Foreground Technology shall survive the expiration or termination of this Agreement and shall continue until the expiration of the last Patent to expire that would be infringed by the manufacture, use or sale of any Foreground Technology.

               14.3  COMPANY RIGHTS IN FOREGROUND TECHNOLOGY.   XXXXXX Company
          agrees that Company shall only have (a) the worldwide, nontransferable (except to Company's authorized subcontractors) right to use the Foreground Technology only in combination with the Licensed Background Technology and the Developed Technology for purposes of the design, manufacture, use, sale and/or distribution of Company Products, and
          (b) the worldwide right to grant nonexclusive licenses to Licensees to use the Foreground Technology, only in combination with the Licensed Background Technology and the Developed Technology, for purposes of the design, manufacture, use, sale and/or distribution of Packaged Software, Accessories, Coin Operated Software and/or Coin Operated Hardware. All such licenses shall be in writing and shall be pursuant to a form of agreement incorporating license grant and proprietary rights provisions approved in writing by SGI, which approval shall not be unreasonably withheld. Company shall have no obligation to obtain the consent of SGI, or to account to or to share proceeds with SGI, on account of such licensing or use of the Foreground Technology as permitted in this Section 14.3. Company's rights in the Foreground Technology shall commence as of the effective date of this Second Addendum and shall survive the expiration of the term of this Agreement and shall continue until the expiration of the last Patent to expire that would be infringed by the unauthorized manufacture, use or sale of any Foreground Technology. If the parties succeed in obtaining Patents XXXXXX, and which would be infringed by the manufacture, use or sale of any Foreground Technology, SGI will not assert a claim against Company or a Licensee for infringement of any such Patent on account of Company's or a Licensee's manufacture, use or sale of such Foreground Technology in products other than Company Products; provided, however, that SGI reserves the right to assert a claim against Company for breach of this Agreement if Company manufactures, uses, sells or licenses any products other than Company Products which use Foreground Technology.

               14.4  COOPERATION OF THE PARTIES IN FILINGS.   The parties shall
          use reasonable efforts to pursue and prosecute Filings applicable to the Foreground Technology. All Filings applicable to the Foreground Technology will be made at a time when appropriate during the development or after completion of the Foreground Technology XXXXXX. Company shall have the primary administrative responsibility for Filings with respect to the Foreground Technology, and the parties will cooperate with respect to Filings on the Foreground Technology (including with respect to claim amendments). Silicon Graphics will bear all fees and out-of-pocket expenses payable to Sterne, Kessler, Goldstein and Fox in connection therewith, and Company shall bear all other filing fees, attorneys' fees and out-of-pocket expenses incurred in connection therewith. As used herein, "administrative responsibility" means the preparation of any documents required for a Filing, and the submission thereof to the appropriate governmental entity. If SGI has not yet received a proposed Filing from Company on an item of Foreground Technology, and SGI believes that a Filing should be made with respect thereto, SGI may submit a written request to Company that Company proceed with the preparation of such Filing, provided, however, that Company may, in its sole discretion, proceed or decline to proceed with the preparation of such Filing. If Company declines to prepare and submit a Filing on an item of Foreground Technology, SGI may proceed with the preparation and submission of


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                                    Page 6
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          such Filing at SGI's expense. In either case. a party preparing a
          Filing shall submit such Filing to the other party for its review and approval prior to any submission to any governmental entity. A Filing shall be deemed accepted by the receiving party if the receiving party does not provide written notice of rejection to the submitting party within thirty (30) (or such shorter period as the parties may agree upon) days after the submitting party's notice thereof. If a party rejects a Filing, it shall include with its rejection notice a detailed description of its reason(s) for rejection, and shall make specific suggestions as to any modifications which it believes should be made to the form or content of such Filing prior to submission. If the submitting party believes that the modifications suggested by the receiving party are inappropriate, the submitting party's Coordinator shall contact the receiving party's Coordinator, and the Coordinators shall arrange and hold a meeting or discussion between appropriate representatives of the parties, at a mutually acceptable time and place, to determine a mutually acceptable form, content and time for the proposed Filing. Each party shall provide the other with copies of any correspondence, materials or communications submitted to or received from a governmental entity or a third party relating to any Filing. SGI will provide such information regarding the Background Technology, Foreground Technology and Developed Technology as Company may reasonably request for purposes of permitting Company and its advisors to evaluate actual or potential infringement claims directed at Company Products. Nothing in this Section 14.4 shall be interpreted to expand SGI's obligations under Section 9.5.

               14.5  ENFORCEMENT OF RIGHTS IN FOREGROUND TECHNOLOGY.   Before
          initiating any action against an alleged infringer of any rights in the Foreground Technology, each party (the "Enforcing Party") shall contact the other party to confirm that the alleged infringer has not been granted a license to use the Foreground Technology by the other party or has not purchased from the other party products whose use would entitle the alleged infringer to use the Foreground Technology. If the alleged infringer has not obtained such a license or purchased such products, the Enforcing Party shall have the right, without further consent of the other party, to take such steps as it chooses, in its sole discretion, to enforce its rights XXXXXX and the other party shall provide such reasonable assistance as the Enforcing Party may request in connection therewith, provided either that such assistance does not require any out-of-pocket expenditures by the other party or that the Enforcing Party agrees to reimburse any such out-of-pocket expenses incurred by the other party. The Enforcing Party shall be entitled to retain all amounts recovered from the alleged infringer in connection with the litigation and/or settlement of any such action. The Enforcing Party shall defend, indemnify and hold harmless the other party and its Affiliates from and against any claim, suit or proceeding initiated against the other party by any alleged infringer in connection with or in response to actions initiated against the alleged infringer by the Enforcing Party, provided that (i) the other party gives the Enforcing Party notice of the claim, suit or proceeding promptly after commencement thereof,
          (ii) the other party gives the Enforcing Party sole authority to defend and/or resolve any such claim, suit or proceeding, and (iii) the other party gives the Enforcing Party all reasonable assistance requested by the Enforcing Party in connection with the defense and/or settlement of the claim, suit or proceeding, at the Enforcing Party's expense.

               14.6 MICROCODE/LIBRARIES, COPROCESSOR COMMAND SET, COPROCESSOR MICROINSTRUCTION SET, AND MASK WORK. SGI will deliver to Company the Microcode/Libraries, in source code and object code forms, the Microcode/Libraries development environment, and documentation of the Coprocessor Command Set and the Coprocessor Microinstruction Set, at a time to be mutually agreed upon in writing by SGI and Company. SGI and Company acknowledge and agree that XXXXXX


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          (d) all Developed Technology incorporated in the Microcode/Libraries,
          Coprocessor Command Set, Coprocessor Microinstruction Set, and the Mask Work shall be subject to the provisions of Sections 6.4 and 6.5 applicable to the Developed Technology. XXXXXX

               14.7 FOREGROUND TECHNOLOGY CROSS LICENSES. XXXXXX neither party shall have the right to license the Foreground Technology to a third party pursuant to a Cross License unless it obtains the prior, written agreement of the other party to this Agreement.

               14.8  LIMITATIONS ON SGI'S USE OF DEVELOPED TECHNOLOGY.   In
          addition to the provisions of Sections 6.4 and 6.5, XXXXXX

               14.9  XXXXXX

               14.10  SOFTWARE DEVELOPMENT BY COMPANY AND LICENSEES.   As an
          owner of the copyrights in the Microcode/Libraries and the Coprocessor Microinstruction Set, the Developer's Manual and the Development Environment Company shall have the right to develop, reproduce and distribute derivative works thereof, and to grant Licensees the right to develop, reproduce and distribute derivative works thereof. SGI makes no claim of rights in any portions of such derivative work(s) developed by Company and/or any Licensee.


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                                    Page 8

9.   Warranty Exclusion.  Section 9.2. "Warranty Exclusion"s shall be amended to
     ------------------
insert the phrase "or Foreground Technology" immediately following the phrase "Developed Technology", wherever it appears in such section.

10.  Limitation of Liability. Article 10.0 is hereby revised to read as follows:
     -----------------------

          10.0 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT OR DATA) WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS, HOWEVER CAUSED, WHETHER FOR BREACH OR REPUDIATION OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, INABILITY TO USE THE BACKGROUND TECHNOLOGY, THE FOREGROUND TECHNOLOGY, OR OTHERWISE. IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER EXCEED XXXXXX. THE ESSENTIAL PURPOSE OF THIS PROVISION IS TO LIMIT THE POTENTIAL LIABILITY OF THE PARTIES ARISING OUT OF THIS AGREEMENT.

     11.  Survival of Obligations. Section 11.4 is hereby revised to add the
          -----------------------
provisions of Article 14.0 to the list of provisions setting forth rights and obligations of the parties that survive termination of the Agreement.

     12.  Effect of Addendum. Except as amended and supplemented by this Second
          ------------------
Addendum, the Agreement remains in effect pursuant to its terms, and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this Second Addendum as of the date first written above.

     NINTENDO CO., LTD.                    NINTENDO OF AMERICA INC.


     By: /s/ (illegible)                   By: /s/ (illegible)
         ---------------------------           ---------------------------
     Title: Senior Managing Director       Title: Executive Vice President
                                                  February 20, 1996


     SILICON GRAPHICS, INC.                MIPS TECHNOLOGIES, INC.



     By: /s/ (illegible)                   By: /s/ (illegible)
         ------------------------------        ---------------------------
     Title: President & Chief              Title: President
            Operating Officer


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                                    Page 9

                                   SCHEDULE C


     Invention l XXXXXX

     Invention 2 XXXXXX

     Invention 3 XXXXXX

     Invention 4 XXXXXX

     Invention 5 XXXXXX

     Invention 6 XXXXXX



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                                    Page 10

                                   SCHEDULE D

Developer's Manual covers the following topics:

XXXXXX

Development Environment consists of:

XXXXXX



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